UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 8, 2008

BOIS d'ARC ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-32494	20-1268553
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street
Suite 5200
Houston, Texas 77002
(Address of principal executive offices)

(713) 228-0438
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

As previously disclosed by the Registrant on Form 8-K, the Registrant sent a notice on February 29, 2008 (the "Notice") to its directors and executive officers informing them of a blackout period pursuant to Regulation BTR during the period beginning on April 1, 2008 at 4 pm (Eastern Time) and ending May 30, 2008 (the "Blackout Period").

The Registrant has determined that the Blackout Period will be able to terminate on May 8, 2008 because the transition to a new recordkeeper is complete and did not take as long as anticipated.  The Registrant sent a notice to its directors and executive officers (the "Updated Notice") on May 8, 2008 regarding the end of the Blackout Period.  A copy of the Updated Notice is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Questions concerning the Blackout Period can be addressed to Roland Burns at Chase Tower, 600 Travis, Suite 5200, Houston, TX  77002, Telephone:  972-668-8800.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1	Notice to Directors and Executive Officers of Bois d'Arc Energy, Inc. dated May 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOIS d'ARC ENERGY, INC.

Dated: May 8, 2008	By:	/s/ ROLAND O. BURNS
Roland O. Burns
Senior Vice President, Chief Financial Officer and Secretary